                            THIRD WARRANT AGREEMENT

  THIS THIRD WARRANT AGREEMENT dated as of October 30, 1997 (as amended, supplemented or modified from time to time, the "Warrant Agreement") between COMMUNICATIONS CENTRAL INC., a Georgia corporation (the "Issuer"), and FIRST UNION NATIONAL BANK, successor by merger to First Union National Bank of Georgia, having offices at 4570 Ashford Dunwoody Road, Atlanta, Georgia 30346 ("Lender").

                              W I T N E S S E T H:
                              --------------------

  WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of August 15, 1996, as amended (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement') between the Issuer and Lender, Lender made certain loans to the Issuer upon the terms, and subject to the conditions, set forth in the Credit Agreement;

  WHEREAS, the Issuer and the Lender wish to enter into a Fourth Amendment to the Credit Agreement (the "Fourth Amendment") to provide for the restructuring of certain loans (the "Loans");

  WHEREAS, in order to induce the Lender to restructure and to provide the Loans, the Issuer has agreed to execute and deliver to Lender or an Affiliate (as hereinafter defined) thereof the Warrants hereinafter described; and

  WHEREAS, this Warrant Agreement is being entered into by the Issuer and the Lender in connection with the Loans.

  NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:

  Section 1.  Definitions.  (a)  As used in this Warrant Agreement, unless
              -----------
otherwise defined herein, terms defined in the Credit Agreement (as in effect on the date hereof, whether or not the Credit Agreement is thereafter terminated or expires according to its terms) shall have such defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

  "Affiliate" of any Person shall mean any other Person directly or indirectly
   ---------
controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to (i) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. In addition, as to Lender, "Affiliate" shall include any partnership a majority of the partners of which are officers, directors, employees or Affiliates of Lender, and as to the Issuer, "Affiliate" shall not include Lender or any Affiliate of Lender which is a holder of any Warrants.

  "Closing Date" shall mean October 30, 1997, the date of the closing of the
   ------------
Fourth Amendment.

  "Commission" shall mean the Securities and Exchange Commission or any entity
   ----------
succeeding to any or all of its functions under the Securities Act and the Exchange Act.

  "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the
   ------------
Issuer, and shall include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Issuer the registered holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

  "Convertible Preferred Stock" shall mean the Convertible Preferred Stock, par
   ---------------------------
value $0.01 per share, of the Issuer which shall be designated upon the occurrence of certain conditions pursuant to Section 6(e) hereof, on the terms and with the preferences, limitations and rights set forth on Exhibit C attached hereto, and shall include any stock into which such Convertible Preferred Stock shall have been changed or any stock resulting from any reclassification of such Convertible Preferred Stock.

  "Current Market Price Per Share" shall mean, with respect to any shares of the
   ------------------------------
Common Stock, as of any particular date of determination:

        (i) if the Common Stock is then reported on the Composite Transactions Tape, the average of the daily high and low prices for the 30 consecutive trading days immediately prior to such date as reported on the Composite Transactions Tape (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period); or

        (ii) if the Common Stock is not then reported on the Composite Transaction Tape but is then listed or admitted to trading on a national securities exchange, the average of the high and low last sale prices (regular way delivery) of the Common Stock, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), on the principal national securities exchange on which the Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices (regular way delivery), in either case on such national securities exchange; or

        (iii) if the Common Stock is not then reported on the Composite Transaction Tape but is then traded in the over-the-counter market, the average of the daily closing sales prices, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Issuer for that purpose; or

        (iv) if no such prices are then furnished, the higher of (x) the Exercise Price and (y) the fair market value of a share of Common Stock as determined by agreement between the holders of a majority of the Warrants and the Issuer or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Issuer (in either case the cost of which engagement will be borne by the Issuer) and reasonably acceptable to the holders of a majority of the Warrants.

  "Equity of the Issuer" shall mean the total shareholders' equity of the
   --------------------
Issuer, determined in accordance with generally accepted accounting principles. The amount of Equity of the Issuer represented by any Warrant Shares shall be determined by subtracting from total Equity of the Issuer the aggregate amount distributable as a preference upon dissolution of the Issuer to the holders of any then outstanding shares of any class or series of preferred stock (other than the Convertible Preferred Stock), dividing the balance obtained by the sum of the number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon conversion of any Convertible Preferred Stock then outstanding, and multiplying that per share amount by the aggregate number of Warrant Shares.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or
   ------------
any successor federal statute.

  "Exchange Right" shall have the meaning given to such term in subsection
   --------------
15(c).

  "Exempted Securities" shall mean (A) Warrant Shares, (B) shares of the
   -------------------
Issuer's capital stock issued as a stock dividend described in subsection 12(b),
(C) options granted under the Issuer's 1991 Stock Option Plan, 1993 Stock Option Plan and Director Stock Option Plan to purchase up to an aggregate total of 1,325,000 shares of Common Stock of the Issuer and shares of Common Stock issuable upon exercise of such options, (D) up to 44,500 shares of the Issuer's capital stock issued upon exercise of warrants granted to employees of Perot Systems Field Services Corporation dated July 28, 1995, (E) securities which are by their terms convertible into or exchangeable for shares of capital stock of the Issuer or options to purchase or rights to subscribe for any such convertible or exchangeable securities, and any shares of capital stock of the Issuer issued upon conversion or exchange thereof, to the extent the proceeds of such securities are applied by the Issuer to repay, reduce or refinance the senior funded debt commitment of the Lender under the Credit Agreement and any securities issued to repay, reduce or refinance such securities, (F) securities issued in an underwritten public offering registered with the Commission ("Public Securities"), including any securities issued upon conversion, exchange or exercise of such Public Securities and (G) shares or rights to purchase shares under the Shareholder Rights Agreement dated as of July 25, 1995, as amended, between the Issuer and First Union Bank of North Carolina, Rights Agent. The limit in clauses (C) and (D) shall be proportionately adjusted for dividends and other distributions payable in and for subdivisions and combinations of shares of Common Stock.

  "Exercise Price" shall mean the exercise price of a Warrant, which shall be
   --------------
the price per Warrant which is equal to the Current Market Price Per Share of Common Stock as of the Closing Date, except that if the balance remaining on either the Tranche A Loan or the Tranche B Loan (as each term is defined in the Credit Agreement) has not been paid in full on April 30, 1998, the exercise price of a Warrant shall be $0.01 per Warrant after April 30, 1998.

  "Expiration Date" shall mean October 30, 2007.
   ---------------

  "Non-Attributable Stock" shall mean shares of Common Stock or Convertible
   ----------------------
Preferred Stock which have been previously sold, or were issued pursuant to the exercise of Warrants which were previously sold, either (a) in a widely dispersed public offering; (b) in a private placement in which no purchaser, individually or in concert with others, acquired Warrants, Common Stock, Convertible Preferred Stock or any combination thereof, representing (upon conversion, in the case of the Convertible Preferred Stock, and upon exercise for Common Stock, in the case of the Warrants) more than 2% of the outstanding Common Stock; (c) in compliance with Rule 144 (or any rule which is a successor thereto) of the Securities Act or (d) into the secondary market in a market transaction executed through a registered broker-dealer in blocks of no more than 2.0% of the shares outstanding of the Issuer in any six month period.

  "Non-Public Warrant Shares" shall mean Warrant Shares that have not been sold
   -------------------------
to the public and bear the legend set forth in subsection 14(b).

  "Non-Surviving Combination" shall mean any merger, consolidation or other
   -------------------------
business combination by the Issuer with one or more Persons in which the Issuer is not the survivor, or a sale of all or substantially all of the assets of the Issuer to one or more such other Persons.

  "Put Closing Date" shall have the meaning given to such term in subsection
   ----------------
15(a)(ii).

  "Put Price" shall have the meaning given to such term in subsection 15(a)(i).
   ---------

  "Put Right" shall have the meaning given to such term in subsection 15(a)(i).
   ---------

  "Registration Rights Agreement" shall mean the Registration Rights Agreement
   -----------------------------
dated as of August 15, 1996 (as the same may be amended, supplemented or otherwise modified from time to time) between the Issuer and Lender relating to the Warrants.

  "Securities Act" shall mean the Securities Act of 1933, as amended, or any
   --------------
successor federal statute and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

  "Subsidiary" shall mean, as to any Person, a corporation of which shares of
   ----------
stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Warrant Agreement shall refer to a Subsidiary or Subsidiaries of the Issuer.

  "Warrant Certificate" shall mean a certificate evidencing one or more
   -------------------
Warrants, substantially in the form of Exhibit A attached hereto, with such changes therein as may be required to reflect any adjustments made pursuant to
Section 12.

  "Warrant Holders" shall mean Lender or an Affiliate thereof and such other
   ---------------
financial institutions which receive Warrants in connection with the syndication of the Loan and such other Persons to whom Lender or an Affiliate thereof or such other financial institutions transfers Warrants in compliance with the terms of this Warrant Agreement, and for purposes of the Registration Rights Agreement shall include holders of Non-Public Warrant Shares.

  "Warrant Office" shall mean the office or agency of the Issuer at which the
   --------------
Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Issuer at 1450 Northmeadow Parkway, Suite 118, Roswell, Georgia 30076, which office or agency may be changed by the Issuer pursuant to notice in writing to the Persons named in the Warrant Register as the holders of the Warrants.

  "Warrant Register" shall mean the register, substantially in the form of
   ----------------
Exhibit B attached hereto, maintained by the Issuer at the Warrant Office.

  "Warrant Shares" shall mean the shares of Common Stock or Convertible
   --------------
Preferred Stock issued or issuable upon exercise of the Warrants, or Common Stock issued or issuable upon conversion of the Convertible Preferred Stock, in each case as the number of such shares may be adjusted from time to time pursuant to Section 12 and the provisions of the Issuer's Articles of Incorporation.

  "Warrants" shall mean the stock purchase warrants issued pursuant to this
   --------
Warrant Agreement entitling the record holders thereof to purchase from the Issuer at the Warrant Office an aggregate of 200,000 shares of Common Stock or Convertible Preferred Stock (at the times, in the percentages and to the extent provided in Section 6 hereof and subject in each case to adjustment as provided in Section 12) at the Exercise Price; individually, a "Warrant."

  (b) For all purposes of this Warrant Agreement, except as otherwise expressly provided or unless the context otherwise requires:

       (i) "Herein", "hereof" and "hereunder" and other words of similar import refer to this Warrant Agreement as a whole and not to any particular Section or other subdivision;

       (ii) Any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender as appropriate;

       (iii) The exhibits and schedules to this Warrant Agreement shall be deemed an integral part of this Warrant Agreement;

       (iv) Except as specifically set forth in such representation, each of the representations and warranties of the Issuer in Section 3 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation of the Issuer in Section 3 or otherwise;

       (v) All references herein (in covenants or otherwise) to any action(s) which are to be taken (or which are prohibited from being taken) by any Person, the Issuer or any Subsidiary shall apply to such Person, the Issuer or such Subsidiary, as the case may be, whether such action is taken directly or indirectly; and

       (vi) All references herein to actions by the Issuer or any Subsidiary (including, without limitation, actions denoted by terms such as "create", "sell", "transfer" or "dispose of") mean such action whether voluntary or involuntary, by operation of law or otherwise.

  Section 2.  Issuance of Warrants.  The Issuer hereby agrees to issue and
              --------------------
deliver to Lender or, at the option of Lender, an Affiliate thereof, on the Closing Date, the Warrants and one or more Warrant Certificates evidencing the Warrants. No payment shall be required from Lender or its Affiliate in consideration of its receipt of the Warrants.

  Section 3.  Representations and Warranties.  The Issuer hereby represents and
              ------------------------------
warrants to Lender, for the benefit of Lender and any other Warrant Holder, as follows:

  (a) The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia, has the corporate power and authority to conduct its business as presently conducted and as intended to be conducted, has the corporate power and authority to execute and deliver this Warrant Agreement and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Warrant Agreement and the Warrant Certificates, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Issuer and its Subsidiaries taken as a whole ("Material Adverse Effect").

  (b) The execution, delivery and performance by the Issuer of this Warrant Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon the exercise of the Warrants and the issuance of Common Stock upon conversion of the Convertible Preferred Stock have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of the Issuer pursuant to, any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Issuer or its Subsidiaries or the Issuer's Articles of Incorporation or any contract, mortgage, loan agreement, note, lease or other instrument binding upon the Issuer or its Subsidiaries or by which their properties are bound, except any such violation, breach or default or the creation of any such Lien, charge or encumbrance, the occurrence of which would not have a Material Adverse Effect.

  (c) This Warrant Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid, binding and enforceable obligation of the Issuer. When the Warrants and Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Issuer and
(ii) the Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms hereof, and the Common Stock, when issued upon conversion of the Convertible Preferred Stock in accordance with the terms of the Issuer's Articles of Incorporation relating to the Convertible Preferred Stock, will be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock and Convertible Preferred Stock, as applicable, with no personal liability attaching to the ownership thereof.

  (d) The Issuer has authorized capital stock consisting of 50,000,000 shares of Common Stock, par value $0.01 per share, of which 6,285,987 shares were issued and outstanding as of September 25, 1997 and 2,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are issued and outstanding. Except as set forth on SCHEDULE I hereto, there are no authorized options, warrants, subscriptions, rights, convertible or exchangeable securities or other agreements or plans under which the Issuer may be or become obligated to issue, sell or transfer shares of its capital stock or other securities. To the Issuer's best knowledge, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Issuer or any Subsidiary.

  (e) Except as set forth on SCHEDULE I hereto, no holder of securities of the Issuer has any right to the registration of such securities under the Securities Act and any applicable state securities law.

  (f) The Issuer has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Issuer has furnished Lender with copies of its annual report on Form 10-K for the fiscal years ended June 30, 1997 and 1996, quarterly reports on Form 10-Q for the periods ended September 30, 1996, December 31, 1996 and March 31, 1997 and reports on Form 8-K, or amendments thereto, filed with the Commission on April 4, 1997, August 13, 1997, August 29, 1997, September 22, 1997, October 10, 1997, and October 21, 1997 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, when read cumulatively with all other such SEC Reports issued prior to the date of issuance of any specific SEC Report, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

  (g) Each of the Subsidiaries of the Issuer is listed on SCHEDULE II to this Warrant Agreement. All outstanding shares of capital stock of such Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned beneficially and of record by the Issuer free and clear of all Liens, options or claims of any kind. There are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which Subsidiary of the Issuer may become obligated to issue, sell or transfer shares of its capital stock or other securities.

  Section 4.  Registration, Transfer and Exchange of Certificates.
              ---------------------------------------------------

  (a) The Issuer shall maintain, at the Warrant Office, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Issuer shall register the Warrants and Warrant Certificates in the Warrant Register in the name of Lender or an Affiliate thereof, as the case may be. The Issuer may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof and the Warrants represented thereby

(notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any person) for the purpose of any exercise thereof or any distribution to the holders thereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

  (b) Subject to Section 14, the Issuer shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificates evidencing such Warrants to the Issuer at the Warrant Office, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificates evidencing such transferred Warrants shall be issued to the transferee and the surrendered Warrant Certificates shall be canceled. If less than all the Warrants evidenced by Warrant Certificates surrendered for transfer are to be transferred, new Warrant Certificates shall be issued to the holder surrendering such Warrant Certificates evidencing such remaining number of Warrants.

  (c) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Issuer at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

  (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith which shall be paid by the Warrant Holder. Except as provided in subsection 14(b), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in subsection 14(b) if the Warrant Certificate presented for transfer or exchange bore such legend.

  Section 5.  Mutilated or Missing Warrant Certificates.  If any Warrant
              -----------------------------------------
Certificate shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. The Issuer acknowledges that a written indemnity by Lender or, if an Affiliate of Lender is the holder of such lost, stolen or destroyed Warrant Certificate, by such Affiliate shall be satisfactory to the Issuer for such purpose. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in subsection 14(b) if the Warrant Certificate for which such substitution was made bore such legend.

  Section 6.  Duration and Exercise of Warrants.
              ---------------------------------

  (a) The Warrants evidenced by a Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after October 30, 1997 and on or before 5:00 P.M., Atlanta time, on the Expiration Date.

  (b) Subject to the provisions of this Warrant Agreement, the Warrants evidenced by a Warrant Certificate may be exercised by the registered holder thereof by the surrender of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof or attached thereto duly completed and signed, to the Issuer at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrants being exercised in lawful money of the United States of America and/or by surrender to the Issuer of shares of Common Stock then owned by the Warrant Holder and valued for purposes hereof at their Current Market Price Per Share at the time of exercise. In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant Holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the form of conversion notice on the reverse thereof or attached thereto which has been duly completed and signed. Upon exercise of the Conversion Right, the Issuer shall deliver to the Warrant Holder (without payment by the Warrant
                                            -------
Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from the aggregate current market price (determined on the basis of the Current Market Price Per Share) of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 12, including without limitation any adjustments which would be made pursuant to subdivision (7) of subsection 12(c) upon exercise of the Warrants being converted) by (y) the Current Market Price Per Share of one share of Common Stock (or the number of shares of Common Stock into which one share of Convertible Preferred Stock can be converted if the Warrants are being converted into Convertible Preferred Stock) immediately prior to the exercise of the Conversion Right. Any references in this Warrant Agreement to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right. Any exercise of a Warrant hereunder may be made subject to the satisfaction of one or more conditions (including, without limitation, the consummation of a sale of the capital stock of the Issuer or a merger or other business combination involving the Issuer) which are set forth in a writing which is made a part of or is appended to the aforementioned form of election to purchase or conversion notice (as the case may be) by the Warrant Holder.

  (c) Upon exercise of any Warrants hereunder, the Issuer shall issue and cause to be delivered to or upon the written order of the registered holders of such Warrants and in such name or names as such registered holders may designate, a certificate for the Warrant Share or Warrant Shares issued upon such exercise of such Warrants. Any Persons so designated to be named therein shall be deemed to have become holders of record of such Warrant Share or Warrant Shares as of the date of exercise of such Warrants.

  (d) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in subsection 14(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend unless the transfer restrictions referred to in such legend are no longer applicable pursuant to subsection 14(d). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

  (e) At the election of a Warrant Holder made at the time of exercise, the Warrant Shares to be issued upon such exercise may be either Common Stock or Convertible Preferred Stock (or a combination thereof), provided that the Warrant Holder shall not have the right to have issued to it upon exercise Common Stock which, when aggregated with the shares of Common Stock (other than shares of Non-Attributable Stock) previously issued as Warrant Shares or issued in conversion of Convertible Preferred Stock previously issued as Warrant Shares, will exceed 4.99% of the then outstanding Common Stock unless such Warrant Holder certifies that such Warrants have previously been transferred either (i) in a widely dispersed public offering of the Warrants, or (ii) in a private placement in which no purchaser, individually or in concert with others, would have acquired more than 2% of the outstanding Common Stock if the Warrants so transferred had been exercised for Common Stock, or (iii) in compliance with Rule 144 (or any rule which is a successor thereto) of the Securities Act, or
(iv) into the secondary market in a market transaction executed through a registered broker-dealer in blocks of no more than 2.0% of the shares outstanding of the Issuer in any six month period. In the event that the preceding sentence of this paragraph (e) prohibits a Warrant Holder from receiving Common Stock upon the exercise of its Warrants, the Issuer agrees to designate the Convertible Preferred Stock as a series of preferred stock and the Warrant Holder shall receive Convertible Preferred Stock upon the exercise of Warrants to the extent the Warrant Holder's holdings of Common Stock, when aggregated pursuant to the first sentence, exceed 4.99% of outstanding Common Stock. In the event two or more Warrant Holders attempt to exercise Warrants for Common Stock simultaneously and, if permitted, such exercises would cause the 4.99% limitation to be exceeded, then the Issuer shall notify the Warrant Holders who had attempted to exercise Warrants for Common Stock and each such Warrant Holder shall be entitled to exercise for Common Stock only such number of Warrants as shall equal the product of (i) the number of Warrants the Warrant Holder sought to exercise for Common Stock times (ii) a fraction, the numerator of which is the maximum number of Warrants which may be exercised for Common Stock without exceeding the 4.99% limitation and the denominator of which is the maximum number of Warrants sought to be exercised for Common Stock by such Warrant Holders.

  (f) Notwithstanding the foregoing provisions of this Section 6, in no event shall any Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other Warrant Shares then held by Lender or its Affiliates, would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer unless such shares, when issued, would constitute Non-Attributable Stock.

  Section 7.  No Fractional Shares.  The Issuer shall not be required to issue
              ---------------------
fractional shares of Common Stock or Convertible Preferred Stock upon exercise of the Warrants but shall pay for any such fraction of a share an amount in cash equal to the then Current Market Price Per Share of one share of Common Stock multiplied by such fraction.

  Section 8.  Payment of Taxes.  The Issuer will pay all taxes attributable to
              ----------------
the initial issuance of Warrant Shares upon the exercise of the Warrants, provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

  Section 9.  Stockholder Rights.
              ------------------

  (a) Nothing contained in this Warrant Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter, or any rights whatsoever as a stockholder of the Issuer.

  (b) Nothing contained in this Warrant Agreement or in any of the Warrant Certificates shall be construed as imposing any obligation on the registered holders thereof to purchase any securities or as imposing any liabilities on such holders as stockholders of the Issuer, whether such obligation or liabilities are asserted by the Issuer or by creditors of the Issuer.

  Section 10.  Reservation and Issuance of Warrant Shares; Certain Corporate
               -------------------------------------------------------------
Actions.
-------

  (a) The Issuer will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants and conversion of the Convertible Preferred Stock, the number of shares of Common Stock and Convertible Preferred Stock deliverable upon exercise of all outstanding Warrants and conversion of Convertible Preferred Stock.

  (b) The Issuer covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement and the Issuer's Articles of Incorporation, be fully paid and nonassessable and free from all taxes (except as otherwise contemplated in Section 8 hereof) with respect to the issuance thereof and from all liens, charges and security interests (other than any created by or on behalf of any Warrant Holder).

  (c) So long as any Warrants are outstanding, the Issuer shall make no amendment of its Articles of Incorporation which would affect the authorization, dividend, put, call, voting, liquidation, conversion, exchange or notice rights or additional remedies provisions of the Convertible Preferred Stock without the written consent of the holders of a majority of the outstanding Warrants and the outstanding shares of Convertible Preferred Stock, voting as a single group, and, until the Credit Agreement is terminated and all Obligations (as defined therein) have been paid in full, the Lender.

  (d) The Issuer will not, by amendment of its Articles of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrant Certificates. Without limiting the generality of the foregoing, the Issuer (a) will not permit the par value or the determined or stated value of any shares of the Issuer's Common Stock or Convertible Preferred Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of the Issuer's Common Stock or Convertible Preferred
Stock (as the case may be), upon the exercise of the Warrants from time to time outstanding, including, without limitation, amending its Articles of Incorporation to reduce or eliminate the par value of the Common Stock, (c) will not take any action which results in an adjustment in the number of Warrant Shares obtainable upon the exercise of any Warrants if the total number of shares of the Issuer's Common Stock (or other securities) issuable after such action upon the exercise of all of the then-outstanding Warrants would exceed the total number of shares of the Issuer's Common Stock (or other securities) then authorized by the Issuer's Articles of Incorporation and available for purpose of issuance upon such exercise, (d) will not have any authorized Common Stock other than its existing authorized Common Stock, and (e) will not amend its Articles of Incorporation to change any terms of its Common Stock.

  (e) If the Issuer proposes, prior to the Expiration Date, to enter into a transaction that would constitute a Non-Surviving Combination, if consummated, the Issuer shall give written notice thereof to each of the Warrant Holders promptly after an agreement is reached with respect to the Non-Surviving Combination but in any event no less than thirty (30) days prior to the consummation thereof. Such notice shall describe the proposed transaction in reasonable detail and specify the consideration to be received by the Warrant Holders in respect thereto and/or any adjustment to be made to the number of Warrant Shares obtainable upon the exercise of the Warrants as a result of such Non-Surviving Combination. The Issuer shall also furnish to each Warrant Holder all notices and materials furnished to its stockholders in connection with such transaction as and when such notices and materials are furnished to its stockholders. The Issuer agrees that it will not enter into an agreement providing for a Non-Surviving Combination with a publicly-held corporation or effect any such Non-Surviving Combination unless the party to such transaction that is the surviving entity thereof or the purchaser or purchasers of substantially all of the assets of the Issuer (the "Survivor") (i) shall be obligated to distribute or pay to each Warrant Holder, upon payment of the Exercise Price prior to the Expiration Date, the number of shares of stock or other securities or other property (including cash) of the Survivor that would be distributable or payable on account of the Warrant Shares if such Warrant Holder's Warrants had been exercised immediately prior to such Non-Surviving Combination (or, if applicable, the record date therefor), as such number of shares or other securities or other property may be adjusted pursuant to Section 12 of this Warrant Agreement and (ii) shall assume by written instrument all of the obligations of the Issuer under this Warrant Agreement. If the Survivor to such Non-Surviving Combination is not a publicly-held corporation or if the holders of Common Stock of the Issuer receive solely cash in such Non-Surviving Combination, the Warrants shall terminate upon the closing of such Non-Surviving Combination if the agreement for such Non-Surviving Combination so provides.

  (f) The Issuer will take no action with respect to its capital stock (including without limitation any purchase of its shares or any combination of shares or reverse stock split and elimination of fractional shares) which would cause the sum of the number of Warrant Shares theretofore issued, if any, plus the number of Warrant Shares then issuable in respect of Warrants then outstanding to exceed 4.99% of the aggregate issued and outstanding shares of the Issuer after giving effect to such action, unless in any such case the holders of a majority of the outstanding Warrants and Warrant Shares shall have given their prior written consent to such action.

  Section 11.  Obtaining of Governmental Approvals and Stock Exchange Listings.
               ---------------------------------------------------------------
Subject, in the case of any registration under the Securities Act, to the limitations set forth in the Registration

Rights Agreement, the Issuer will, at its own expense, from time to time use its best efforts to take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which are or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates and the exercise of the Warrants and the issuance, sale, transfer and delivery of the Warrant Shares and all action which may be necessary so that such Warrant Shares, immediately upon their issuance upon the exercise of Warrants and conversion of the Convertible Preferred Stock, will be listed on each securities exchange, if any, on which the Common Stock and/or Convertible Preferred Stock is then listed.

  Section 12.  Adjustment of Number of Warrant Shares Purchasable.
               --------------------------------------------------

  (a) The number of shares of Common Stock or Convertible Preferred Stock purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 12 at any time or from time to time after the date hereof and prior to the Expiration Date.

  (b) If the Issuer shall (i) declare a dividend on the Common Stock or Convertible Preferred Stock in shares of its capital stock (whether shares of Common Stock, Convertible Preferred Stock or of capital stock of any other class), (ii) split or subdivide the outstanding Common Stock or Convertible Preferred Stock or (iii) combine the outstanding Common Stock or Convertible Preferred Stock into a smaller number of shares, each Warrant outstanding at the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall thereafter entitle the holder of such Warrant to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such holder would have owned or have become entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur and, if a dividend which is declared is not paid, each Warrant outstanding shall again entitle the holder thereof to receive upon exercise the number of shares of Common Stock or Convertible Preferred Stock as would have been the case had such dividend not been declared. If at any time, as a result of an adjustment made pursuant to this subsection 12(b), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Issuer other than shares of Common Stock and Convertible Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 12, and the provisions of this Warrant Agreement with respect to the Warrant Shares shall apply on like terms to such other shares.

  (c) Until the Credit Agreement is terminated and all Obligations (as defined therein) have been paid in full[, and for a period of six (6) months thereafter,] if the Issuer shall issue any shares of Common Stock without consideration or at a price per share less than the Current Market Price Per Share of the Common Stock as at the date of such issuance, including any shares of Common Stock deemed to have been issued pursuant to this subsection 12(c) but excluding any Exempted Securities, each Warrant outstanding on the date of such issuance shall thereafter entitle the holder of such Warrant to receive a number of shares of Common Stock or Convertible Preferred Stock equal to the product of
(i) the number of shares of Common Stock or Convertible Preferred Stock to which the holder of such Warrant was entitled immediately prior to such issuance and
(ii) the quotient that is obtained by dividing:

       (X) the total number of shares of Common Stock outstanding immediately after such issuance (including any shares of Common Stock deemed to have been issued pursuant to this subsection 12(c))

       by

       (Y)  the sum of

            (i) the number of shares of Common Stock outstanding immediately prior to such issuance plus

            (ii) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Issuer upon such issuance would purchase at such Current Market Price Per Share.

For purposes of any adjustment of the number of shares of Common Stock or Convertible Preferred Stock obtainable upon the exercise of any Warrants pursuant to this subsection 12(c), the following provisions shall be applicable:

       (1) In the case of the issuance of Common Stock for cash, the consideration therefor shall be deemed to be the amount of cash paid therefor, without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Issuer in connection with the issuance or sale thereof.

       (2) In the case of the issuance of Common Stock for a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by agreement between the holders of a majority of the outstanding shares of Convertible Preferred Stock and the outstanding Warrants, voting as a single group, and the Issuer or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Issuer and reasonably acceptable to the holders of a majority of the Warrants outstanding (in either case the cost of which engagement will be borne by the Issuer); provided, however, that if the shares of Common Stock are issued in an acquisition (whether by stock purchase, merger, acquisition of assets or otherwise) of another business with a value determined by the Board of Directors of the Issuer in good faith to be at least equal in value to the Current Market Price Per Share multiplied by the number of shares issued in connection with such acquisition, such determination by the Board of Directors of the Issuer shall be conclusive. In the case of any issuance of Common Stock upon the exercise of any warrants, options or other rights or the conversion or exchange of any convertible or exchangeable securities, the aggregate consideration received by the Issuer upon such issuance shall be deemed to include the consideration, if any, received by the Issuer as consideration for the issuance of such warrants, options or rights or such convertible or exchangeable securities (excluding any cash received on account of accrued interest or accrued dividends) and, in the case of any conversion or exchange of securities, shall not include any amount attributable to the converted or exchanged securities. If any warrant, option or right to purchase or subscribe for any Common Stock or convertible securities is issued in connection with the issuance or sale of other securities by the Issuer, together comprising one integrated transaction in which no specific consideration is allocated to such warrant, option or right, such warrant, option or right shall be deemed to have been issued for no consideration.

       (3) If (a) the Issuer shall issue warrants or options to purchase or rights to subscribe for Common Stock other than Exempted Securities, and (b) the consideration, if any, received by the Issuer as consideration for the issuance of such warrants, options or rights plus the minimum aggregate consideration required to be paid upon exercise of such warrants, options or rights (the amount of such consideration to be determined in each case as set forth above) shall be less than the product of the Current Market Price Per Share on the date of such issuance multiplied by the maximum number of shares of Common Stock deliverable upon such exercise, then such aggregate maximum number of shares shall be deemed to have been issued at the time such warrants, options or rights were issued and for a consideration equal to such minimum aggregate consideration.

       (4) If (a) the Issuer shall issue (i) securities (other than Exempted Securities) which are by their terms convertible into or exchangeable for Common Stock or (ii) warrants or options to purchase or rights to subscribe for any such convertible or exchangeable securities, and (b) the consideration received by the Issuer for any such securities or any such options or rights (excluding any cash received on account of accrued interest or accrued dividends) plus the minimum aggregate consideration (not including any amount attributable to the converted or exchanged securities), if any, to be received by the Issuer upon the conversion or exchange of such securities or upon the exercise of such options and the conversion or exchange of the securities received upon such exercise, as the case may be (the amount of such consideration to be determined in each case as set forth above) shall be less than the product of the Current Market Price Per Share on the date of such issuance multiplied by the maximum number of shares deliverable upon conversion of or in exchange for such convertible or exchangeable securities or upon the exercise of any such options and subsequent conversion or exchanges thereof, then such aggregate maximum number of shares shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to such minimum aggregate consideration.

       (5) Upon any reduction in the exercise price of Common Stock deliverable upon exercise of any of such warrants, options or rights as are referred to in this subsection 12(c) or any reduction in the amount of consideration required to be paid or the conversion or exchange price or ratio payable upon conversion or exchange of any of such convertible or exchangeable securities, in each case other than a change resulting from any antidilution provisions thereof which are no more favorable in such instance to the holder thereof than the provisions of this Section 12 are to the Warrant Holders, (i) if an adjustment shall previously have been made pursuant to this subsection 12(c) in respect of such warrants, options or rights or such securities, the number of shares of Common Stock or Convertible Preferred Stock obtainable upon the exercise of the Warrants shall forthwith be readjusted to such number of shares as would have obtained had the adjustment made upon the issuance of such warrants, options, rights or securities as have not been exercised, converted or exchanged prior to such change (or any prior adjustment made pursuant to this subdivision (5)) been made upon the basis of such change, and (ii) if an adjustment has not previously been made pursuant to this subsection 12(c) in respect of such options or rights or such securities, then such warrants, options or rights or such securities shall be deemed to have been granted or issued (as the case may be) for purposes of this subsection 12(c) as of the date of such reduction, and any adjustments required to be made pursuant to this subsection 12(c) as a result of such deemed grant or issuance shall forthwith be made effective as of such date.

       (6) All grants or issuances of options or other rights to acquire shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) issued to any officer, director or employee of the Issuer or of any Subsidiary of the Issuer or to members of the immediate family of any of them ("Management Options"), and all issuances of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) under or pursuant to such Management Options shall, for purposes of subsection 12(c), be deemed to be granted and issued for no consideration except to the extent cash or notes are paid therefor (or such officer, director or employee delivers securities of the Issuer in a "cashless exercise" having a value, at the Current Market Price Per Share, equal to the amount due upon exercise thereunder).

       (7) If and when any Warrants shall be exercised as set forth herein, (i) if there shall be any outstanding warrants (other than the Warrants) or options to purchase or rights to subscribe for shares of Common Stock or any outstanding warrants (other than the Warrants) or options to purchase or rights to subscribe for or securities which are by their terms convertible into or exchangeable for Common Stock which in each case would, if issued on the date of such Warrant exercise, result in an adjustment pursuant to either of subdivisions (3) or (4) of this subsection 12(c), then such warrants or options shall be deemed to have been exercised in full immediately prior to the exercise of such Warrants for a consideration equal to the consideration, if any, received by the Issuer upon the issuance of such options or rights plus the minimum aggregate consideration required to be paid upon exercise of such options or rights (the amount of such consideration to be determined in each case as set forth above), and (ii) if there shall be any outstanding securities which are by their terms convertible into or exchangeable for Common Stock at the time of such warrant exercise or at any time thereafter which in each case would, if issued on the date of such Warrant exercise, result in an adjustment pursuant to subdivision (4) of this subsection, then such securities shall be deemed to have been converted or exchanged in full immediately prior to the exercise of such Warrants for a consideration equal to the consideration received by the Issuer for any such securities plus the minimum aggregate consideration (not including any amount attributable to the converted or exchanged securities), if any, required to be paid upon the conversion or exchange of such securities (the amount of such consideration to be determined in each case as set forth above); provided that any adjustment made pursuant to this subdivision (7) of subsection 12(c) shall only be made with respect to such Warrants as are then being exercised.

       (8) Shares of Common Stock owned by or held for the account of the Issuer or any majority-owned Subsidiary shall not be deemed outstanding for the purpose of any computation made pursuant to this subsection 12(c). Any adjustment required to be made pursuant to this subsection 12(c) shall be made successively whenever the date of issuance or deemed issuance of any such Common Stock or any such options, rights or convertible or exchangeable securities is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed) and, in the event that (A) such shares or options, rights, warrants or convertible or exchangeable securities are not so issued, or (B) any such option, right, warrant or convertible or exchangeable security (or the conversion or exchange right thereunder) expires according to its terms without having been exercised, converted or exchanged, each Warrant outstanding shall again, as of the date of cancellation of such issuance in the case of clause (A) above and the date of such expiration in the case of clause
(B) above,
entitle the holder thereof to receive upon exercise the number of shares of Common Stock or Convertible Preferred Stock as would have been the case had the date of such issuance of such unissued options, rights, warrants or convertible or exchangeable securities not been fixed or such expired options, rights, warrants or convertible or exchangeable securities not been issued, as the case may be.

  (d) In case the Issuer shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of its indebtedness, cash or other assets, each Warrant outstanding on the date of such distribution shall thereafter entitle the holder of such Warrant to receive a number of shares of Common Stock and Convertible Preferred Stock equal to the product of (i) the number of shares of Common Stock and Convertible Preferred Stock to which the holder of such Warrant was entitled immediately prior to such date of distribution and (ii) a fraction of which the numerator shall be the then Current Market Price Per Share of Common Stock on such date and of which the denominator shall be the then Current Market Price Per Share of Common Stock on such date less the fair market value, as determined by agreement between the holders of a majority of the Warrants and the Issuer or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Issuer and reasonably acceptable to the holders of a majority of the Warrants (in either case the cost of which engagement will be borne by the Issuer) of the portion of the assets or evidences of indebtedness, or the portion of the cash, so to be distributed applicable to one share of then-outstanding Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such distribution if a record date therefor is fixed) and, if such distribution is not so made, each Warrant outstanding shall again entitle the holder thereof to receive upon exercise the number of shares of Common Stock and Convertible Preferred Stock as would have been the case had such date of distribution not been fixed.

  (e) In the event of any capital reorganization of the Issuer, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or in case of the consolidation of the Issuer with or the merger of the Issuer with or into any other publicly-held corporation or of the sale of the properties and assets of the Issuer as, or substantially as, an entirety to any other publicly-held corporation, each Warrant shall after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be exercisable upon the terms and conditions specified in this Warrant Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 12 with respect to the rights thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants.

  (f) No adjustment in the number of Warrant Shares purchasable shall be required unless such adjustment would require an increase or decrease in the aggregate number of Warrant Shares purchasable of at least 1%, provided that any adjustments which by reason of this subsection 12(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

All calculations under this Section 12 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be.

  (g) Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrant, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated on the Warrant Certificates initially issuable pursuant to this Warrant Agreement.

  (h) If any question shall at any time arise with respect to the number of Warrant Shares purchasable following any adjustment pursuant to this Section 12, such question shall be determined by agreement between the holders of a majority of the Warrants and the outstanding shares of Convertible Preferred Stock, voting as a single group, and the Issuer or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Issuer (in either case the cost of which engagement will be borne by the Issuer) and reasonably acceptable to the Issuer and the holders of a majority of Warrants and such determination shall be binding upon the Issuer and the holders of the Warrants.

  (i)  Anything in this Section 12 to the contrary notwithstanding:

       (1) the Issuer shall be entitled to make such increases in the number of Warrant Shares purchasable upon the exercise of each Warrant, in addition to those adjustments required by this Section 12, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash or any shares of Common Stock at less than the Current Market Price Per Share, or any issuance wholly for cash or shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock or any stock dividend, or any issuance of rights, options or warrants referred to hereinabove in this Section 12, hereinafter made by the Issuer to the holders of its Common Stock shall not be taxable to them; and

       (2) no adjustment in the number of Warrant Shares purchasable shall be required in the event the Issuer pays a cash dividend to holders of Common Stock and/or Convertible Preferred Stock; provided that the Issuer also pays a cash dividend to all holders of Warrants which dividend shall be calculated as if the Warrants had been exercised.

  Section 13.  Notices to Warrant Holders; Notices of Issuances and Dividends.
               --------------------------------------------------------------

  (a) Upon any adjustment of the number of Warrant Shares purchasable upon exercise of a Warrant pursuant to Section 12, the Issuer shall promptly but in any event within 20 days thereafter, cause to be given to each of the registered holders of the Warrants at its address appearing on the Warrant Register by registered mail, postage prepaid, return receipt requested a certificate signed by its chairman, president or chief financial officer setting forth the number of Warrant Shares purchasable upon exercise of a Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

  (b)  In the event:

       (i) that the Issuer shall authorize the issuance to all holders of Common Stock or Convertible Preferred Stock of rights or warrants to subscribe for or purchase capital stock of the Issuer or of any other subscription rights or warrants; or

       (ii) that the Issuer shall authorize the distribution to all holders of Common Stock or Convertible Preferred Stock of evidences of its indebtedness or assets (including, without limitation cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock or Convertible Preferred Stock); or

       (iii) of any consolidation or merger to which the Issuer is a party and for which approval of any stockholders of the Issuer is required, or of the conveyance or transfer of the properties and assets of the Issuer substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

       (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

       (v) that the Issuer proposes to take any other action which would require an adjustment in the number of Warrant Shares or other securities or assets to which each Warrant Holder is entitled pursuant to Section 12;

then the Issuer shall cause to be given to each of the registered holders of the Warrants at its address appearing on the Warrant Register at least 20 calendar days prior to the applicable record date, if any, hereinafter specified, or, if no such record date is specified, 20 calendar days prior to the taking of any action referred to in clauses (i) through (v) above, by registered mail, postage prepaid, return receipt requested, a written notice stating (i) the date as of which the holders of record of Common Stock or Convertible Preferred Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, or (iii) the date on which such other action is to be effected, and the date as of which it is expected that holders of record of Common Stock or Convertible Preferred Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or other action. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or other action referred to above, or the vote upon any such action.

  (c) Prior to the expiration or exercise of all outstanding Warrants, the Issuer shall furnish to each Warrant Holder:

       (i) as soon as available, but in any event within 95 days after the end of each fiscal year of the Issuer, either (A) a copy of the Issuer's Annual Report on Form 10-K (or any successor form) and any documents incorporated by reference into such form for the prior fiscal year, as filed with the Commission under the Exchange Act, or
  (B) a copy of the consolidated balance sheet of the Issuer and its consolidated Subsidiaries as at the end of such year and the related consolidated statement of income and retained earnings and of cash flow for such year, setting forth in each case in comparative form the figures for the previous year certified by certified independent public accountants not unacceptable to Lender;

       (ii) as soon as available but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Issuer, either (A) a copy of the Issuer's Quarterly Report on Form 10-Q (or any successor form) for the preceding fiscal quarter, as filed with the Commission under the Exchange Act, or (B) the unaudited consolidated balance sheet of the Issuer and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flow of the Issuer and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date setting forth in each case in comparative form the figures for the same period of the previous fiscal year, reviewed by independent certified public accountants and certified by the chief financial or accounting officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

       (iii) promptly after the sending or filing thereof, as the case may be, copies of any reports, certificates, projections, definitive proxy statements or financial statements which Issuer sends to its shareholders and copies of any regular periodic and special reports or registration statements which Issuer files with the Commission (or any governmental agency substituted therefor), including, but not limited to, any report or registration statement which Issuer files with any national securities exchange;

       (iv) no later than October 31 of each year, a certificate of the chairman, president or chief financial officer of the Issuer setting forth the number of Warrant Shares purchasable upon exercise of a Warrant as of the end of the preceding fiscal year and a description in reasonable detail of any adjustments in such number during the preceding fiscal year;

all such financial statements to be prepared in reasonable detail and in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein (except as permitted by the Commission or approved by such accountants and officer and disclosed therein). So long as the Credit Agreement remains in effect, compliance by the Issuer with the provisions of Section 6.1 thereof shall be deemed to be compliance with subsections 13(c)(i) and 13(c)(ii).

  Section 14.  Restrictions on Transfer.
               ------------------------

  (a) Each of Lender and its Affiliates who are issued Warrants pursuant to this Agreement (i) represents that it is acquiring the Warrants for its own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act, except in any case pursuant to the registration of such Warrants or Warrant Shares under the Securities Act or pursuant to a valid exemption from such registration requirement, (ii) acknowledges that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and (iii) agrees that it will not sell or otherwise transfer any of its Warrants or Warrant Shares except upon the terms and conditions specified herein and that it will cause any transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein, provided that the Warrant Holders may sell the Warrants or the Warrant Shares purchased upon exercise of the Warrants and issued on conversion of the Convertible Preferred Stock in one or more private transactions not requiring registration under the Securities Act, subject to the requirement of the issuance of a legal opinion with respect thereto as provided in subsection 14(d) hereof.

  (b) Except as provided in subsection 14(d) hereof, each Warrant Certificate and each certificate for the Warrant Shares issued to Lender or an Affiliate thereof or to a subsequent transferee thereof pursuant to subsection 14(c) shall include a legend in substantially the following form (with such changes therein as may be appropriate to reflect whether such legend refers to Warrants or Warrant Shares), provided that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act or if the opinion of counsel referred to in subsection 14(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 14 are required in order to ensure compliance with the Securities Act:

  THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF OCTOBER 30, 1997, BETWEEN THE ISSUER AND FIRST UNION NATIONAL BANK, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

  (c) Prior to or promptly after any assignment, transfer or sale of any Warrant or any Warrant Shares (other than a transfer among Lender and/or its Affiliates), the holder thereof shall give written notice to the Issuer of such holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale, the identity of the proposed transferee and, if it is the case, that the proposed transferee is an Affiliate of the holder. Each holder wishing to effect such a transfer of any Warrant or Warrant Shares shall also furnish to the Issuer an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and, unless the transferee is an Affiliate of such holder, a written opinion of such holder's counsel, in form and substance reasonably satisfactory to the Issuer, to the effect that the proposed transfer may be effected without registration under the Securities Act.

  (d) The restrictions set forth in this Section 14 shall terminate and cease to be effective with respect to any Warrants or Warrant Shares which are registered under the Securities Act or upon receipt by the Issuer of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the transfer of the Warrants and the Warrant Shares; provided, however, that, unless at that time such Warrant Holder is an Affiliate of the Issuer, after two (2) years from the date of issuance of any Warrants, such restrictions will automatically terminate (without the necessity of any opinion of counsel) as to such Warrants and as to any Warrant Shares issued in respect of such Warrants upon exercise of the Conversion Right set forth in subsection 6(b) above. Whenever such restrictions shall so terminate, the holder of such Warrants and/or Warrant Shares shall be entitled to receive from the Issuer, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in subsection 14(b), at which time the Issuer will rescind any transfer restrictions relating thereto.

  (e) With a view to making available to Lender and its Affiliates and subsequent holders of the Warrant Shares the benefits of certain rules and regulations of the Commission (including, without limitation, Rules 144 and 144A under the Securities Act) which may permit the sale of Warrants and Warrant Shares to the public or certain other institutions without registration, the Issuer agrees to use its best efforts to take any and all such actions as may be required of it to make available to Lender and its Affiliates and such subsequent holders such benefits, including without limitation, to:

       (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any successor provision thereto from and after the date the Issuer first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act;

       (ii) file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act from and after the date the Issuer first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act; and

       (iii) so long as Lender or an Affiliate thereof owns any Warrants or Warrant Shares, furnish to Lender forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144 or any successor provision thereto, and to the extent not previously furnished to Lender under subsection 13(c), a copy of the most recent annual or quarterly report of the Issuer filed with the Commission, in each case from and after the date the Issuer first becomes subject to the provisions of
  Section 13 or 15(d) of the Exchange Act, and such other reports and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as Lender and its Affiliates and subsequent holders of the Warrants may reasonably request in availing itself of any rule or regulation of the Commission allowing Lender and its Affiliates and subsequent holders of the Warrants to sell any such securities without registration.

  Section 15.  Put Rights and Exchange Rights.
               ------------------------------

    (a)(i) Subject to the limitations hereinafter set forth, Lender and its Affiliates shall have the right, if the outstanding Warrant Shares issued or issuable upon exercise of the Warrants and held by Lender and its Affiliates, when aggregated with all other Warrant Shares then held by Lender or its Affiliates, would represent in excess of 24.99% of the Equity of the Issuer, excluding Non-Attributable Stock, upon written notice to Issuer, to require the Issuer to purchase that portion of such Warrant Shares as will reduce the Warrant Shares held by or issuable to Lender and its Affiliates to 24.99% of the Equity of the Issuer, excluding Non-Attributable Stock (such right being herein called a "Put Right"). The price to be paid to the holder upon exercise of a Put Right shall be the Current Market Price Per Share of Common Stock at the date the notice exercising such Put Right is given to the Issuer, multiplied by the aggregate number of shares of Common Stock of the Issuer (i) comprising the Warrant Shares to be purchased by the Issuer, and/or (ii) issuable upon exercise of the Warrants to be purchased by the Issuer, and/or (iii) issuable upon conversion of the Convertible Preferred Stock comprising the Warrant Shares to be purchased by the Issuer, and/or (iv) issuable upon conversion of the Convertible Preferred Stock issuable upon exercise of the Warrants to be purchased by the Issuer (assuming Convertible Preferred Stock, rather than Common Stock, is then issuable under such Warrants)(the "Put Price").

       (ii) The completion of all purchases and sales of Warrants and Warrant Shares pursuant to exercises of Put Rights shall take place on the thirtieth
  (30th) day following the date on which the respective notice exercising such Put Right is given, unless another date is mutually agreed upon by the Issuer and the selling holder (the "Put Closing Date"). The Put Prices for all such purchases and sales shall be paid by the Issuer issuing to the selling holder in immediately available funds against delivery of certificates representing the Warrants and/or Warrant Shares to be purchased, duly endorsed for transfer to the Issuer.

  (b) The Put Price for all purchases of Warrants and Warrant Shares pursuant to exercises of Put Rights shall be determined and calculated in accordance with subsection 15(a). The Issuer shall deliver to the selling holder, not later than 15 days prior to the completion of each purchase and sale under subsection 15(a), a written statement, signed by its duly authorized officer, setting forth in reasonable detail the respective purchase price and the calculation thereof and stating the basis of such calculation and that such calculation was made and delivered pursuant to this Section 15.

  (c) Lender and its Affiliates shall have the right, if the outstanding Common Stock issued upon exercise of the Warrants and held by Lender and its Affiliates at any time exceeds 4.99% of the aggregate number of issued and outstanding shares of Common Stock, upon written notice to Issuer, to require the Issuer to exchange that portion of such Common Stock for Convertible Preferred Stock as will reduce the shares of Common Stock held by Lender and its Affiliates to 4.99% of the aggregate number of issued and outstanding shares of Common Stock (such right being called an "Exchange Right").

  (d) As used in this Section 15, "Warrant Shares" shall include all shares of Common Stock and/or Convertible Preferred Stock and other securities of the Issuer or its Affiliates issued to holders of the Issuer's Common Stock and/or Convertible Preferred Stock in respect of stock dividends, stock splits and other distributions and any recapitalizations, to the extent the same were not included in any adjustment of the Warrant Shares issuable upon exercise of Warrants pursuant to Section 12 hereof.

  (e) The certificates representing the Warrants and the Warrant Shares shall bear a legend indicating that the Warrants and Warrant Shares are subject to the provisions of this Section 15.

  (f) Notwithstanding any provision of this Warrant Agreement to the contrary, all Warrant Shares which are sold pursuant to an effective registration statement under the Securities Act shall, upon such sale, cease to be subject to the provisions of this Section 15.

  Section 16.  Preemptive Right.
               ----------------

  (a) Until the Credit Agreement is terminated and all Obligations (as defined therein) have been paid in full, if the Issuer proposes to (i) issue, sell, give away, transfer, pledge, mortgage, assign or otherwise dispose of, (ii) grant any rights (preemptive or other) or options to subscribe for or purchase, or (iii) enter into any agreements, or issue any warrants, providing for the issuance of, any of the Common Stock of the Issuer or any stock or securities convertible into or exchangeable for any of the Common Stock of the Issuer (other than the issuance of (x) Exempted Securities, (y) other equity securities pursuant to the acquisition of another corporation by the Issuer by stock purchase, merger, purchase of substantially all of the assets or other form of reorganization or business combination or (z) shares or rights to purchase shares under the Shareholder Rights Agreement dated as of July 25, 1995, as amended, between the Issuer and First Union Bank of North Carolina, Rights Agent), the Issuer shall:

       (i)  give written notice to the Lender setting forth in reasonable detail
  (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest or dividend rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as the Lender may reasonably request in order to evaluate the proposed issuance; and

       (ii) offer to issue to the Lender, subject to the same terms and provisions as set forth in paragraph (i) above, a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of shares of Common Stock and/or Convertible Preferred Stock then held by the Lender and issuable to the Lender, assuming exercise of all Warrants by the Lender and conversion in full of any convertible securities then held by the Lender, by (y) the total number of shares of Common Stock then outstanding, including for purposes of this calculation all shares of Common Stock issuable upon exercise of Warrants and conversion in full of any then outstanding convertible securities.

  (b) The Lender must exercise its preemptive right to purchase its portion of the Proposed Securities offered hereunder within ten (10) days after receipt of such notice from the Issuer. Upon the expiration of the offering period described above, the Issuer will be free to sell such Proposed Securities that the Lender has not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Lender. Any Proposed Securities offered or sold by the Issuer after such 90 day period must be reoffered to the Lender pursuant to this Section 16.

  (c) The election by the Lender not to exercise its preemptive rights under this Section 16 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Issuer without first giving the Lender the rights described in this Section 16 shall be void and of no force and effect.

  (d) For purposes of this Section 16, references to "the Lender" shall include any Affiliate of the Lender which holds Warrants or Warrant Shares.

  Section 17.  Amendments and Waivers.  Any provision of this Warrant Agreement
               ----------------------
may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Issuer and the holders of not less than a majority of the outstanding Warrants (or in the case of Sections 14 and 15, the holders of a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group), provided that (i) this Agreement may not be amended, supplemented or waived so as to increase the Exercise Price, reduce the number of Warrant Shares issuable upon exercise of any Warrants, alter the period during which any Warrants may be exercised (except to provide for a later Expiration Date), or reduce the Put Price, in each case without the consent of the holders of all outstanding Warrants (and, with respect to any reduction in the Put Price, all outstanding Non-Public Warrant Shares), and (ii) this Section 17 may not be amended or supplemented without the consent of the holders of all outstanding Warrants and Non-Public Warrant Shares, voting as a single group, and no waiver of the requirements of this Section 17 shall be binding upon any such holder without its consent.

  Section 18.  Specific Performance.  The parties agree that irreparable damage
               --------------------
will result in the event that the obligations of the Issuer under this Warrant Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the holders of the Warrants and/or Non-Public Warrant Shares shall have the right to specific performance by the Issuer of the provisions of this Warrant Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Warrant Agreement by the holders of the Warrants and/or Non-Public Warrant Shares. Such remedies and all other remedies provided for in this Warrant Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Warrant Agreement.

  Section 19.  Notices.
               -------

  (a) Any notice or demand to be given or made by the Warrant Holders or the holders of Warrant Shares to or on the Issuer pursuant to this Warrant Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to the Issuer at the Warrant Office.

  (b) Any notice to be given by the Issuer to the Warrant Holders or the holders of Warrant Shares shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock or Convertible Preferred Stock registry of the Issuer, as the case may be.

  Section 20.  Binding Effect.  This Warrant Agreement shall be binding upon and
               --------------
inure to the sole and exclusive benefit of the Issuer, its successors and assigns, Lender, Affiliates of Lender and the registered holders from time to time of the Warrants and the Warrant Shares.

  Section 21.  Continued Validity.  A holder of Warrant Shares shall continue to
               ------------------
be entitled with respect to such Warrant Shares to all rights and subject to all obligations to which it would have been entitled or subject as a Warrant Holder under Sections 14 through 24 of this Warrant Agreement. The Issuer will, at the time of each exercise of any Warrant, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights, provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Issuer to afford to such holder all such rights.

  Section 22.  Counterparts.  This Warrant Agreement may be executed in one or
               ------------
more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  Section 23.  Georgia Law.  THIS WARRANT AGREEMENT AND EACH WARRANT CERTIFICATE
               -----------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

  Section 24.  Benefits of This Warrant Agreement.  Nothing in this Warrant
               ----------------------------------
Agreement shall be construed to give to any Person other than the Issuer and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Warrant Agreement.

  Section 25.  Voting and Consents to be on a Fully Converted Basis.  Wherever
               ----------------------------------------------------
this Warrant Agreement calls for the written consent or vote of any combinations of the holders of the Warrants, any of the Warrant Shares and/or the Convertible Preferred Stock, voting as a single group, the Warrants shall be counted as if they had been exercised for Common Stock and shares of Convertible Preferred Stock shall be counted as if they had been converted to Common Stock.

  Section 26.  Entire Agreement.  This Warrant Agreement constitutes the entire
               ----------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between such parties in respect of such subject matter.

                 [Remainder of page intentionally left blank]

  IN WITNESS WHEREOF the parties hereto have caused this Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.


                             COMMUNICATIONS CENTRAL INC.


                             By:
                                 ------------------------------------
                                 Name:
                                       ------------------------------
                                 Title:
                                        -----------------------------

                             Attest:
                                     --------------------------------
                                     Name:
                                           --------------------------
                                     Title:
                                            -------------------------


                             FIRST UNION NATIONAL BANK


                             By:
                                 ------------------------------------
                                 Name:
                                       ------------------------------
                                 Title:                  , First Union - Georgia
                                        -----------------

                             Attest:
                                     --------------------------------
                                     Name:
                                           --------------------------
                                     Title:
                                            -------------------------

                                                     EXHIBIT A
                                                     To Third Warrant Agreement
                                                     --------------------------

                          FORM OF WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE THIRD WARRANT AGREEMENT, DATED AS OF_______________ __, 1997, BETWEEN THE ISSUER AND FIRST UNION NATIONAL BANK, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PUT RIGHTS, AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.


                         EXERCISABLE ONLY ON OR BEFORE
                             ______________, 2007

                              Warrant Certificate
                           (Third Warrant Agreement)

  This Warrant Certificate certifies that _____________________, or registered assigns, is the registered holder of _______ Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Communications Central Inc., a Georgia corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., Atlanta time, on ____________, 2007 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $______ per Warrant, which Exercise Price shall be equal to the Current Market Price Per Share of the Common Stock as of the Closing Date, except that if the balance remaining on either the Tranche A Loan or the Tranche B Loan (as each term is defined in the Credit Agreement) has not been paid in full on April 30, 1998, the Exercise Price shall be $0.01 per Warrant after April 30, 1998, such Exercise Price being payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 1150 Northmeadow Parkway, Suite 118, Roswell, Georgia 30076, or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The number of Warrant Shares purchasable upon exercise of each of the Warrants is subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other Warrant Shares (as defined in the Warrant Agreement) previously issued (other than Non-Attributable Stock (as defined in the Warrant Agreement)) would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

  No Warrant may be exercised after 5:00 P.M., Atlanta time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., Atlanta time, on the Expiration Date.

  The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

  Warrant Certificates, when surrendered at the office of the Issuer at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

  Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Issuer at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith which shall be paid by the Warrant Holder.

  This Warrant Certificate is one of the Warrant Certificates referred to in the Third Warrant Agreement, dated as of ___________, 1997, between the Issuer and First Union National Bank (formerly First Union National Bank of Georgia) (the "Warrant Agreement"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

  IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


                                       COMMUNICATIONS CENTRAL INC.



                                       By:
                                           ------------------------------------
                                           Title:
                                                  -----------------------------

(CORPORATE SEAL)

ATTEST:


------------------------------
Secretary

                                                                 ANNEX to Form
                                                                 of Warrant
                                                                 Certificate
                                                                 --------------

                         FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)

  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $ ____________________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of
________________________________________________________________________________
____ whose address is ________________________________________________________
___________________________________________________________________ and that such certificate be delivered to ___________________________ whose address is _______________________________________________. If said number of Warrant
Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ___________________ _________________________________________________________whose address is ____
________________________________________________________________________________
_______ and that such Warrant Certificate be delivered to _____________________
________________________________________________________whose address is ______
__________________________________________________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


* Consisting of:

  _____ shares of Common Stock

  _____ shares of Convertible Preferred Stock

                                                                 ANNEX to Form
                                                                 of Warrant
                                                                 Certificate
                                                                 --------------

                          FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrant)

  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ___ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of
________________________________________________________________________________
____ whose address is _________________________________________________________
___________________________________________________________________ and that such certificate be delivered to ___________________________ whose address is _______________________________________________. If said number of Warrant
Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ____________________ _________________________________________________________whose address is ____
________________________________________________________________________________
_______ and that such Warrant Certificate be delivered to
________________________________________________________whose address is ______
___________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


* Consisting of:

  _____ shares of Common Stock

  _____ shares of Convertible Preferred Stock

                                                              EXHIBIT B to
                                                              Warrant Agreement
                                                              -----------------


                               WARRANT REGISTER
                               ----------------


Warrant          Original Number       Number of          Names and
Certificate      of Warrants and       Warrants           Addresses of
Number           Warrant Shares        Expired            Warrant Holders

                                  SCHEDULE I

             OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS AS TO
             ----------------------------------------------------
                        THE CAPITAL STOCK OF THE ISSUER
                        -------------------------------



[Employee Stock Option Plan]

                                  SCHEDULE II

                          SUBSIDIARIES OF THE ISSUER
                          --------------------------


                    Communications Central of Georgia, Inc.
                        Central Payphone Services, Inc.
                            Invision Telecom, Inc.
                             Payphones Plus, Inc.

                                       1